                                                                    EXHIBIT 99.6
SCHULER HOMES, INC.                                            D.R. HORTON, INC.

                                 ELECTION FORM

                                      AND

                             LETTER OF TRANSMITTAL

                   FOR CERTIFICATE(S) REPRESENTING SHARES OF

                              SCHULER HOMES, INC.

                             IN CONNECTION WITH THE
                          CONVERSION BY MERGER OF ITS

                 CLASS A COMMON STOCK AND CLASS B COMMON STOCK

                                      INTO

                             CASH AND COMMON STOCK

                                       OF

                               D.R. HORTON, INC.,

                                       OR

                                    ALL CASH

                                       OR

                     ALL COMMON STOCK OF D.R. HORTON, INC.
                      (IN EACH CASE SUBJECT TO PRORATION)

             PLEASE FOLLOW CAREFULLY THE ACCOMPANYING INSTRUCTIONS

HOLDERS OF CLASS A COMMON STOCK OR CLASS B COMMON STOCK OF SCHULER HOMES, INC. ("SCHULER") WHO DO NOT WISH TO MAKE AN ELECTION NEED NOT SUBMIT THIS ELECTION FORM AND LETTER OF TRANSMITTAL (THIS "ELECTION FORM AND LETTER OF TRANSMITTAL") AT THIS TIME. IF A HOLDER OF CLASS A COMMON STOCK OR CLASS B COMMON STOCK DOES NOT MAKE AN ELECTION, EACH SHARE OF SCHULER COMMON STOCK HELD BY SUCH NON-ELECTING STOCKHOLDER ("NON-ELECTION SHARES") WILL BE CONVERTED IN THE MERGER INTO THE BASE MERGER CONSIDERATION OF $4.09 IN CASH AND A FRACTION OF A SHARE OF COMMON STOCK OF D.R. HORTON, INC. ("D.R. HORTON") AS DESCRIBED BELOW. AFTER THE EFFECTIVE TIME OF THE MERGER, SEPARATE TRANSMITTAL DOCUMENTS WILL BE SENT TO HOLDERS OF SCHULER SHARES WHO DID NOT RETURN THE ELECTION FORM AND LETTER OF TRANSMITTAL.

This Election Form and Letter of Transmittal must be accompanied by unsigned certificates representing the common stock of Schuler when you make an election with respect to the merger consideration you will receive in connection with the Merger. The election procedure is described in General Instruction 4. See General Instruction 11 for lost or destroyed certificate(s).

IF YOU ARE A BENEFICIAL OWNER, BUT NOT THE RECORD OWNER, OF SCHULER COMMON STOCK, YOU CANNOT MAKE A VALID ELECTION BY RETURNING THIS ELECTION FORM AND LETTER OF TRANSMITTAL YOURSELF. BENEFICIAL OWNERS OF SCHULER COMMON STOCK MUST INSTRUCT THE RECORD OWNER OF SUCH COMMON STOCK REGARDING THEIR ELECTION PREFERENCE. AN ELECTION MAY NOT BE MADE FOR LESS THAN ALL OF THE SHARES BENEFICIALLY OWNED BY YOU.

BOX 1 ELECTION. SEE GENERAL INSTRUCTION 4.
                                        DESCRIPTION OF SHARES SURRENDERED AND ELECTION
     NAME(S) AND ADDRESS(ES) OF
        REGISTERED HOLDER(S)                                         CERTIFICATE(S) SURRENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS        (PLEASE INDICATE WHETHER CLASS A COMMON STOCK OR CLASS B COMMON STOCK, AND
  NAME(S) APPEAR ON CERTIFICATE(S))                             ATTACH ADDITIONAL LIST IF NECESSARY)
                                        CERTIFICATE
                                         NUMBER(S)        NUMBER OF BASE          NUMBER OF
                                                              MERGER            STOCK ELECTION       NUMBER OF CASH ELECTION
                                                          CONSIDERATION             SHARES                    SHARES
                                                         ELECTION SHARES    (SUBJECT TO PRORATION)    (SUBJECT TO PRORATION)
                                           TOTAL
                                           SHARES

BOX 2                                 SIGNATURE
--------------------------------------------------------------------------------
THIS ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS THE NAME(S) APPEAR(S) ON THE STOCK CERTIFICATE(S) OR BY PERSON(S) AUTHORIZED TO SIGN ON BEHALF OF THE REGISTERED HOLDER(S) BY DOCUMENTS TRANSMITTED HEREWITH. See General Instruction 7.
--------------------------------------------------------------------------------
X

--------------------------------------------------------------------------------
      Signature of Shareowner
X

--------------------------------------------------------------------------------
      Signature of Co-Shareowner

--------------------------------------------------------------------------------
      Daytime Telephone Number

--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                       (See General Instructions 7 and 9)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s)
                       ---------------------------------------------------------

Name
     ---------------------------------------------------------------------------

Name of Firm
             -------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

         -----------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone Number
                               -------------------------------------------------
   Dated:                                                             , 2002
         -------------------------------------------------------------

INSTRUCTIONS FOR COMPLETING BOXES 1 AND 2
BOX 1 Please complete to indicate the type of consideration that you wish to receive in exchange for your shares of Schuler common stock. All cash and all stock elections are subject to proration. For important information regarding this election, see General Instruction 4.
BOX 2 Sign and date this Election Form and Letter of Transmittal and return it in the enclosed envelope, together with the certificate(s) representing your Schuler shares (or Notice of Guaranteed Delivery).

BOX 3 SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
--------------------------------------------------------------------------------
Merger consideration (in the form of (i) checks for cash and/or (ii) shares of D.R. Horton common stock) will be issued in the name(s) shown in Box 1 of this Election Form and Letter of Transmittal unless otherwise instructed below. To determine if Signature Guarantee in Box 2 is required, see General Instruction 9.

Issue to:

Name(s)
        ------------------------------------------------------------------------



--------------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

City/State/Zip
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
BOX 4 SPECIAL DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------

A check and/or certificate(s) for shares of D.R. Horton common stock will be mailed to the person and address shown on in Box 1 of this Election Form and Letter of Transmittal (or the person and address listed above) unless otherwise instructed below. (See General Instruction 10.)

Name(s)
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

City/State/Zip
               -----------------------------------------------------------------

--------------------------------------------------------------------------------


BOX 5 SUBSTITUTE FORM W-9

 PART I -- please provide your TIN         TIN: -------------------
 on the line at the right and             SOCIAL SECURITY NUMBER OR
 certify by signing and dating                  EMPLOYER I.D.
 below.                                             NUMBER
                                           ------------------------
 --------------------------------
 CERTIFICATION--Under the penalties              PART 2--[ ]
 of perjury, I certify that: (1) the   TIN APPLIED FOR (OR INTENDED TO
 number shown on this Election Form       APPLY FOR IN NEAR FUTURE).
 and Letter of Transmittal is my           CHECK BOX IF APPLICABLE.
 correct Taxpayer Identification
 Number (or I am waiting for a             ------------------------
 number to be issued to me), (2) I
 am not subject to backup                        PART 3--[ ]
 withholding because: (A) I am                   EXEMPT PAYEE
 exempt from backup withholding, (B)    ATTACH CERTIFICATE OF FOREIGN
 I have not been notified by the           STATUS (IF APPLICABLE).
 Internal Revenue Service ("IRS")
 that I am subject to backup
 withholding as a result of a
 failure to report all interest or
 dividends, or (C) after being so
 notified, the IRS has subsequently
 notified me that I am no longer
 subject to backup withholding (you
 must cross out item (2) above if
 you have been notified by the IRS
 that you are subject to backup
 withholding because of
 under-reporting interest or
 dividends on your tax return and
 you have not received another
 notice from the IRS indicating that
 you are no longer subject to backup
 withholding), and (3) I am a U.S.
 Person (including a U.S. resident
 alien).

Signature X                          Department of Treasury,  Internal
            --------------------     Revenue Service
                                     Payer's Request for Taxpayer
Name                                 Identification Number (TIN)
     ---------------------------
Address
        ------------------------
City/State/Zip
               -----------------
Date:
      --------------------------

BOX 6 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment of cash pursuant to the Merger, 30% of such cash payments that are made to me will be withheld.

Signature ______________________________                   Date __________
                 INSTRUCTIONS FOR COMPLETING BOXES 3 THROUGH 6
BOX 3 If you want to change the payee of the check or the ownership of shares of D.R. Horton common stock to be received, complete the Special Issuance and Payment Instructions section of this box. Signature(s) of a registered shareholder must be Medallion guaranteed. A notary public seal is not acceptable. (See General Instruction 9.)
BOX 4 Complete this section only if the consideration you are to receive is to be delivered to a person other than the registered holder or to a different address. (See General Instruction 10.)
BOX 5 You must complete this section with your correct Taxpayer Identification Number. For U.S. citizens, this is typically your U.S. Social Security Number. Failure to complete this Substitute Form W-9 may result in backup withholding of 30% of any cash payments made to you pursuant to the Merger. (See General Instruction 14.)
BOX 6 You must sign and date this certificate if you checked the box in Part 2 of the Substitute Form W-9.

YOU ARE URGED TO READ THE INSTRUCTIONS ACCOMPANYING THIS ELECTION AND TRANSMITTAL FORM. THE INSTRUCTIONS CONTAIN MORE COMPREHENSIVE GUIDELINES

WITH RESPECT TO ELECTION AND MERGER MECHANICS AND ADDITIONAL DETAILS REGARDING THE SUBSTITUTE FORM W-9. FOR ADDITIONAL INFORMATION, YOU CAN ALSO CALL THOMAS CONNELLY, THE CORPORATE SECRETARY OF SCHULER, AT (310) 648-7200.

     This Election Form and Letter of Transmittal is being delivered to you in connection with the proposed Merger of Schuler into D.R. Horton, with D.R. Horton as the surviving corporation (the "Merger"), pursuant to the Agreement and Plan of Merger dated as of October 22, 2001, as amended, between Schuler and D.R. Horton (the "Merger Agreement"). If the Merger is consummated, for each of your shares of Schuler Class A common stock and Class B common stock (collectively the "Schuler Shares") outstanding at the time of the Merger, you will be entitled to receive, at your election, (i) the base Merger consideration of a combination of $4.09 in cash and a fraction of a share of D.R. Horton common stock, (ii) all cash, subject to proration, or (iii) all D.R. Horton common stock, subject to proration. Beneficial owners may not make an election for less than all of their Schuler Shares. See General Instruction 4.

     All registered holders of Schuler Shares must deliver to the Exchange Agent a properly completed Election Form and Letter of Transmittal prior to the Election Deadline (which is 5:00 p.m. New York City Time) on February 20, 2002. All holders submitting an Election Form and Letter of Transmittal that is received by the Exchange Agent after the Election Deadline will be deemed to hold Non-Election Shares.

     THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS NOT THE METHOD BY WHICH YOU VOTE FOR OR AGAINST THE MERGER. YOUR VOTE IS VERY IMPORTANT. We urge you to vote on the Merger and the Merger Agreement by completing, signing, dating and returning the proxy card that accompanies the Joint Proxy Statement/Prospectus,
dated January   , 2002, relating to the Merger.

                     The Exchange Agent for the Merger is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

          By Mail:                  By Overnight Courier:                 By Hand:
       59 Maiden Lane                  59 Maiden Lane                  59 Maiden Lane
  New York, New York 10038        New York, New York 10038        New York, New York 10038

     DELIVERY OF THE ELECTION FORM AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.


     TO BE EFFECTIVE, THE PROPERLY COMPLETED ELECTION FORM AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR STOCK CERTIFICATES (OR A NOTICE OF GUARANTEED DELIVERY OF SUCH STOCK CERTIFICATES AND ELECTION FORM AND LETTER OF TRANSMITTAL AS SET FORTH IN GENERAL INSTRUCTION 12), MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED BELOW. SPECIAL RULES APPLY TO LOST OR DESTROYED CERTIFICATE(S).


                             TELEPHONE ASSISTANCE:
                           (800) 937-5449 (TOLL-FREE)

     RETURN THIS SIGNED ELECTION FORM AND LETTER OF TRANSMITTAL ALONG WITH YOUR STOCK CERTIFICATE(S) IN THE ENCLOSED ENVELOPE TO: AMERICAN STOCK TRANSFER & TRUST COMPANY, AT THE APPROPRIATE ADDRESS SET FORTH ABOVE PRIOR TO 5:00 PM (NEW YORK CITY TIME) ON FEBRUARY 20, 2002.

     After the effective time of the Merger, until a record holder's certificate(s) are received by the Exchange Agent at one of the addresses set forth above, together with such documents as the Exchange

Agent may require, and processed for exchange by the Exchange Agent, such holder will not receive the check or any certificate for shares of D.R. Horton common stock in exchange for their certificate(s). If your certificate(s) are not available at the time you send a completed Election Form and Letter of Transmittal to the Exchange Agent, you may instead provide a Notice of Guaranteed Delivery of your certificate(s) on the form enclosed herewith, and you must, within three trading days after the date of execution of such guarantee of delivery, deliver to the Exchange Agent a properly completed and duly executed Election Form and Letter of Transmittal and the certificate(s) representing the Schuler Shares in respect of which an election is being made. Special rules apply to lost or destroyed certificates and are described below.


PLEASE READ THE GENERAL INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE ELECTION FORM AND LETTER OF TRANSMITTAL

                         REPRESENTATIONS AND WARRANTIES

     By completing and signing the foregoing Election Form and Letter of Transmittal, you acknowledge, understand, represent and warrant the following:

     1.  The election is subject to (i) the terms, conditions and limitations
set forth in the Joint Proxy Statement/Prospectus, dated January   , 2002,
relating to the Merger (including all annexes thereto, and as it may be amended or supplemented from time to time, the "Joint Proxy Statement/Prospectus"), receipt of which is acknowledged by you, (ii) the terms of the Merger Agreement, as the same may be amended or supplemented from time to time, a conformed copy of which appears as Annex I to the Joint Proxy Statement/Prospectus, (iii) completion of the attached Election Form and Letter of Transmittal, and (iv) the accompanying instructions.

     You should read the Joint Proxy Statement/Prospectus because it contains important information. The document is available, at no charge, by calling (800) 937-5449 (toll-free) or from the Securities and Exchange Commission's web site, www.sec.gov.

     2. If you wish to sell Schuler Shares and you have already submitted the Election Form and Letter of Transmittal with respect to those Schuler Shares, you must revoke it and have the certificate(s) returned to you. If you purchase Schuler Shares after having submitted an Election Form and Letter of Transmittal, you must obtain and submit your newly acquired stock certificates, and a new Election Form and Letter of Transmittal concerning the newly acquired shares.

     3. By signing this Election Form and Letter of Transmittal, you represent and certify that you (i) are surrendering to the American Stock Transfer & Trust Company for exchange the share(s) represented by the certificate(s) accompanying this Election Form and Letter of Transmittal (or the certificate(s) to be delivered pursuant to the Notice of Guaranteed Delivery delivered herewith),
(ii) have complied with all requirements and make all acknowledgements, representations and warranties stated in the instructions included in this Election Form and Letter of Transmittal and the instructions accompanying this Election Form and Letter of Transmittal, (iii) will be the registered holder(s) of such shares of Schuler common stock on the effective date of the Merger, (iv) have good title to such shares, (v) have full power and authority to transfer and surrender these shares free and clear of all liens, restrictions, adverse claims and encumbrances, (vi) make the election indicated in Box 1 above, and
(vii) have made only one election for yourself as a beneficial owner or, if applicable, for each beneficial owner for whose account you are making the election. By signing this Election Form and Letter of Transmittal, you acknowledge that delivery of this Election Form and Letter of Transmittal and any certificate(s) enclosed herewith is at your election and risk and that the risk of loss with respect thereto will pass only when such materials are actually received by the American Stock Transfer & Trust Company, the Exchange Agent.

     In addition, you certify and warrant that you will, upon request, execute and deliver any additional documents deemed appropriate or necessary by the Exchange Agent or D.R. Horton in connection with the surrender of the certificate(s). All authority conferred or agreed to be conferred in your Election Form and Letter of Transmittal shall not be affected by, and shall survive, your death or incapacity and any of your obligations shall be binding upon your successors, assigns, heirs, executors, administrators and legal representatives.

     4. You understand that an election is not made in acceptable form until receipt by the Exchange Agent of the Election Form and Letter of Transmittal, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to D.R. Horton (which may delegate power in whole or in part to the Exchange Agent), and the certificate(s) relating thereto. All questions as to validity, form and eligibility of any election or surrender of the certificate(s) hereunder will be determined by D.R. Horton (which may delegate power in whole or in part to the Exchange Agent), and any such determination shall be final and binding.

     5. You are authorizing and instructing the Exchange Agent to deliver the certificate(s) and to receive on your behalf, in exchange for the Schuler Share(s) represented thereby, the Merger consideration elected by you (subject to proration) issuable in the Merger pursuant to the Merger Agreement. You understand that the Merger consideration paid in exchange for the surrendered certificate(s) will be made as promptly as practicable if the Merger is effected, and once surrender of the certificate(s) is made in acceptable form. If the Merger is not consummated, you understand that the certificate(s) will be returned to you.

     6. Unless otherwise indicated under Special Issuance and Payment Instructions in Box 3, any certificate for shares of D.R. Horton common stock and/or any check issuable in exchange for the certificate(s) submitted hereby will be issued in the name of the registered holder(s) of such Schuler Shares. Similarly, unless otherwise indicated under Special Delivery Instructions in Box 4, any certificate for shares of D.R. Horton common stock and/or any check for cash issuable in exchange for the certificate(s) submitted hereby will be mailed to the registered holder(s) of the Schuler Shares at the address or addresses shown above.

                              GENERAL INSTRUCTIONS


     1. Election Date. To be effective, an election pursuant to the terms and conditions set forth on the Election Form and Letter of Transmittal, accompanied by the certificate(s) described above representing Schuler Shares, must be received by the Exchange Agent, at the address for the Exchange Agent set forth above, no later than 5:00 p.m. (New York City Time) on February 20, 2002 (the "Election Date" or "Election Deadline"). Holders of Schuler Shares whose certificate(s) are not immediately available may also make an effective election by properly completing and executing the Notice of Guaranteed Delivery, which is enclosed herewith, and submitting it to the Exchange Agent prior to the Election Deadline (subject to the condition that the certificate(s) for which delivery is thereby guaranteed together with a properly executed and completed Election Form and Letter of Transmittal are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Schuler, no later than 5:00 p.m. (New York City time) on the third trading day after the date of execution of such Notice of Guaranteed Delivery). Each outstanding Schuler Share at the effective time of the Merger with respect to which the Exchange Agent shall have not received an effective Election Form and Letter of Transmittal and the certificate(s) surrendered according thereto or an executed and properly completed Notice of Guaranteed Delivery by the Election Date, will be converted into the right to receive the base Merger consideration. After the effective time of the Merger, separate transmittal documents will be sent to holders of Schuler Shares who either did not return the Election Form and Letter of Transmittal prior to the Election Date, or who returned an Election Form which was not properly completed.



     2. Revocation of Election. Any election on the Election Form and Letter of Transmittal may be revoked by the person who submitted this Election Form and Letter of Transmittal to the Exchange Agent by written notice duly executed, which must be received by the Exchange Agent prior to the Election Date. Such revocation notice must specify the person in whose name the Schuler Shares to which the notice applies had been deposited, the number of Schuler Shares to which the notice applies, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the Schuler Shares to which the notice applies. The signature of the registered holder of the Schuler Shares must be Medallion guaranteed on the notice in compliance with General Instruction 9 below. If an election is revoked, the certificate(s) submitted therewith will be treated as Non-Election Shares unless a later valid election is made. Such duly executed revocation of election may also be transmitted by facsimile to the following telephone number: (718) 259-1144.


     3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Election Forms will be void and of no effect. Certificate(s) for Schuler Shares previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such certificate(s).

     4. Election and Proration Procedures. You may elect to receive per share of Schuler common stock:

        - the base Merger consideration of $4.09 in cash and a fraction of a share of D.R. Horton common stock (determined as set forth in the table below);

        - cash equal to the amount of the base Merger consideration (determined as set forth in the table below), subject to proration; or

        - shares of D.R. Horton common stock with a value equal to the base Merger consideration, based on the average closing price of D.R. Horton common stock used to calculate the base Merger consideration, subject to proration.

     If you choose to receive all cash or all D.R. Horton common stock, your election will be subject to proration. In addition, your election is otherwise subject to adjustment under the circumstances described below. To determine the fractional share of D.R. Horton common stock you will receive if you elect to receive D.R. Horton common stock, D.R. Horton's common stock will be valued based on its average closing price as reported for New York Stock Exchange Composite Transactions for the fifteen consecutive trading days ending on, and including, the date that is three trading days prior to February 21, 2002, the date of the Schuler special stockholder meeting, as follows:

                                                            TOTAL AMOUNT OF BASE MERGER
                                                            CONSIDERATION FOR EACH SHARE
                                                              OF SCHULER COMMON STOCK
                                                                   CONSISTING OF
      AVERAGE CLOSING                                       $4.09 IN CASH AND SHARES OF
         PRICE OF                                                   D.R. HORTON
        D.R. HORTON            D.R. HORTON COMMON STOCK     COMMON STOCK AT THE AVERAGE
       COMMON STOCK          ISSUED FOR EACH SCHULER SHARE         CLOSING PRICE
---------------------------  -----------------------------  ----------------------------
     $27.51 or higher        0.487 shares                        $17.49 or higher
     $23.51 to $27.50        Fraction of a share equal to             $17.49
                             the quotient obtained by
                             dividing $13.395 by the
                             average closing price of D.R.
                             Horton common stock
     $19.50 to $23.50        0.570 shares                        $15.21 to $17.49
     $17.51 to $19.49        Fraction of a share equal to             $15.21
                             the quotient obtained by
                             dividing $11.115 by the
                             average closing price of D.R.
                             Horton common stock
     $16.00 to $17.50        0.635 shares                        $14.25 to $15.20

     If the average closing price of D.R. Horton common stock determined as set forth above is less than $16.00, the total amount of the base Merger consideration would be less than $14.25. However, in that event, Schuler can terminate the Merger Agreement, unless D.R. Horton makes an election to increase the cash portion of the Merger consideration or the stock portion of the Merger consideration, or both, so that the amount of the base Merger consideration of cash and D.R. Horton common stock for each share of Schuler common stock equals at least $14.25. In addition, as more fully described in the Joint Proxy Statement/Prospectus, no more than 50% of the aggregate Merger consideration will be paid in cash.

     A description of the election and proration procedures is set forth in the Joint Proxy Statement/ Prospectus under the headings "The Merger -- Merger Consideration." A full statement of the election and proration procedures is contained in the Merger Agreement, and all elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY ELECTION, A HOLDER OF SCHULER SHARES SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE DESCRIPTIONS REFERENCED ABOVE AND THE STATEMENT AND THE INFORMATION CONTAINED IN THE JOINT PROXY STATEMENT/PROSPECTUS UNDER THE HEADINGS "RISK FACTORS" AND "UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER."

     Although you may elect to receive Merger consideration consisting of all D.R. Horton common stock or all cash, if you elect all stock or all cash, you may instead receive a prorated combination of D.R. Horton common stock and cash, because the aggregate amount of D.R. Horton common stock and cash that Schuler stockholders can receive in the Merger will be fixed. Consequently, for excess cash to be available to pay Schuler stockholders who elect all cash, some of the other Schuler stockholders must elect to receive all stock. In addition, to the extent some Schuler stockholders elect to receive all stock, thus making excess cash available, that cash is subject to reduction if there are dissenting stockholders. For Schuler stockholders that have elected to receive all stock, excess shares of D.R. Horton common stock will only be available to the extent that other Schuler stockholders have elected to receive all cash. Finally, to retain reorganization treatment of the Merger for federal tax purposes, the Merger Agreement provides that, if more than 50% of the total value of the Merger consideration would be cash, the cash portion of the Merger consideration would be decreased so that at least 50% of the total value of the Merger consideration would be in stock. For more information, please refer to the section in the Joint Proxy Statement/Prospectus entitled "The Merger
Agreement -- Merger Consideration."

     D.R. Horton and the Exchange Agent, with D.R. Horton's consent, reserve the right to deem that you have elected to receive Non-Election Shares if:

     A.  No election choice is indicated in Box 1 above;

     B.  Incorrect election choices are indicated in Box 1 above;

     C. You fail to follow the instructions on the Election Form and Letter of Transmittal (including failure to submit your certificate(s) or a Notice of Guaranteed Delivery) or otherwise fail to properly make an election;


     D. A properly completed Election Form and Letter of Transmittal (including submission of your certificate(s)) or a properly completed Notice of Guaranteed Delivery is not actually received by the Exchange Agent prior to the Election Date; or



     E. You return the Notice of Guaranteed Delivery but do not deliver the certificate(s) representing the Schuler Shares in respect of which the election is being made together with the Election Form and Letter of Transmittal within three trading days after the date of execution of such guarantee of delivery.


Notwithstanding anything to the contrary in the Election Form and Letter of Transmittal or the General Instructions, the Exchange Agent, with D.R. Horton's consent, reserves the right to waive any flaws in a completed Election Form and Letter of Transmittal but shall be under no obligation to do so. The Merger consideration is expected to be mailed as soon as practicable following such determination regarding completed Election Forms and Letters of Transmittal or, if later, as soon as practicable after the Merger is consummated. If the Election Form and Letter of Transmittal is determined to be flawed, your share certificates will be returned, and you will be sent a separate letter of transmittal after the Merger is consummated.

If you have elected appraisal rights for your Schuler Shares pursuant to Section 262 of the Delaware General Corporation Law, but you fail to perfect or otherwise lose your right to appraisal, you will receive the base Merger consideration for your Schuler Shares notwithstanding the fact that you have properly filed an Election Form and Letter of Transmittal electing to receive all cash or all stock.

     5. D.R. Horton Certificates; Fractional Shares. All shares of D.R. Horton common stock issued in the Merger will be in the form of certificates. Holders or their designees set forth in Box 3 will receive, at the applicable address, certificates with respect to such shares of D.R. Horton common stock representing the applicable stock portion of the Merger consideration. No fractional shares of D.R. Horton common stock will be issued in connection with the Merger. Each holder of Schuler Shares who would otherwise have been entitled to receive a fraction of a share of D.R. Horton common stock (after taking into account all shares of D.R. Horton common stock to be received by such holder) will receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of D.R. Horton common stock multiplied by the per share closing price of D.R. Horton common stock as reported for the New York Stock Exchange Composite Transactions on the date of the consummation of the Merger.

     6. Inadequate Space. If there is insufficient space on this Election Form and Letter of Transmittal to list all your certificate(s) being submitted to the Exchange Agent, please attach a separate list.

     7. Signatures. The signature (or signatures, in the case of the certificate(s) owned by two or more joint holders) on the Election Form and Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) submitted, unless the Schuler Shares described in the Election Form and Letter of Transmittal have been assigned by the registered holder(s), in which event this Election Form and Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s). If the Election Form and Letter of Transmittal is signed by a person or persons other than the registered owner(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered owner(s) appear on the certificate(s) with signatures guaranteed by Medallion signature guarantees in compliance with General Instruction 9 below. If the Election Form and Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with the Election Form and Letter of Transmittal.

     8. New Certificates and Checks in Same Name. If all certificate(s) representing shares of D.R. Horton common stock and all check(s) in respect of Schuler Shares are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing Schuler Shares submitted with this Election Form and Letter of Transmittal, no endorsement of the certificate(s) or separate stock power(s) are required. Do not sign the certificate(s).

     9. New Certificate and Checks in Different Name; Guarantee of Signature. If any certificate(s) representing shares of D.R. Horton common stock or any check(s) in respect of Schuler Shares are to be registered in, or payable to the order of, any name other than the exact name that appears on the certificate(s) representing the Schuler Shares submitted with the Election Form and Letter of Transmittal, such registration and/or payment shall not be made by the Exchange Agent unless the certificate(s) submitted are endorsed, Box 3 is completed, and the signature of the person(s) whose name(s) appear on the certificate(s) is guaranteed in Box 2 by a financial institution (including most commercial banks, savings associations and brokerage houses) that is a participant in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program.

     10. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for shares of D.R. Horton common stock are to be registered in, the name of the registered holder(s) of Schuler Shares, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holders, it will be necessary to indicate such person or address in Box 4.

     11. Lost, Stolen or Destroyed Certificates. If you have lost your certificate representing shares of Schuler common stock, or if your certificate has been stolen or destroyed, you should notify Schuler's transfer agent, Mellon Investor Services, at (800) 356-2017. In order for you to make an election with respect to shares for which the certificate has been lost, stolen or destroyed, Mellon Investor Services must first issue a replacement share certificate. Prior to issuing a replacement certificate Mellon Investor Services may require you to deliver a suitable bond or indemnity.

     12. Guarantee of Delivery. Holders whose certificates for Schuler Shares are not immediately available or who cannot deliver their certificates for Schuler Shares to the Exchange Agent on or prior to the Election Date, may make an effective election for their Schuler Shares by properly completing and duly executing a Notice of Guaranteed Delivery. Pursuant to this procedure, (i) the election must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form enclosed herewith, must be received by the Exchange Agent on or prior to the Election Date, and (iii) the certificates evidencing all surrendered Schuler Shares, as the case may be, together with a properly completed and duly executed Election Form and Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees, and any other documents required by this Election Form and Letter of Transmittal, must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery.

     13. Miscellaneous. A single check and/or a single stock certificate representing shares of D.R. Horton common stock will be issued. All questions with respect to the Election Form and Letter of Transmittal and the elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation of any election and computation as to proration) will be determined by D.R. Horton (which may delegate power in whole or in part to the Exchange Agent), which determination shall be conclusive and binding.

     14. 30% Backup Withholding. A holder who receives a cash payment pursuant to the Merger is required to provide the Exchange Agent (as payer) with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 enclosed herein. If the holder is an individual, the TIN is his or her U.S. Social Security Number. If the Exchange Agent is not provided with the correct TIN, cash payments that are made by the Exchange Agent to such holder or other payee pursuant to the Merger may be subject to backup withholding at a rate of 30%, and such holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. Rather, the taxes owed by persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     Certain holders are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a holder who is exempt from backup withholding should complete the Substitute Form W-9 by providing the holder's correct TIN, signing and dating such form, and checking the box in Part 3 of the Substitute Form W-9. A shareholder who is a foreign individual or foreign entity must also submit to the Exchange Agent a properly completed IRS Form W-8, Certificate of Foreign Status, signed under penalty of perjury, attesting to such holder's exempt status. A copy of IRS Form W-8 may be obtained from the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     The box in Part 2 of the Substitute Form W-9 should be checked if the submitting holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number provided herein. Notwithstanding that the box in Part 2 of the Substitute Form W-9 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% on all cash payments made prior to the time a TIN is provided to the Exchange Agent.

     The holder is required to give the Exchange Agent the TIN (e.g., U.S. Social Security Number or Employer Identification Number) of the record owner of the Schuler Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Schuler Shares. If the Schuler Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     15. Withholding Applicable to Foreign Shareholders. Even if a foreign shareholder has provided the required Form W-8 and Form W-9 to avoid backup withholding as described above, the payment made to the foreign shareholder pursuant to the Merger may be subject to withholding under general withholding requirements applicable to foreign persons. Foreign shareholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payer. U.S. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                           GIVE THE U.S. SOCIAL SECURITY NUMBER OF:
------------------------------------------------------------------------------------------------------
 1. An individual's account.                        The individual.
 2. Two or more individuals (joint account).        The actual owner of the account or, if combined
                                                    funds, any one of the individuals(1).
 3. Husband and wife (joint account).               The actual owner of the account or, if joint
                                                    funds, either person(1).
 4. Custodian account of a minor (Uniform Gift to   The minor(2).
    Minors Act).
 5. Adult and minor (joint account).                The adult or, if the minor is the only
                                                    contributor, the minor(l).
 6. Account in the name of guardian or committee    The ward, minor, or incompetent person(3).
    for a designated ward, minor, or incompetent
    person.
 7a. The usual revocable savings trust account      The grantor-trustee(l).
     (grantor is also trustee).
 7b. So-called trust account that is not a legal    The actual owner(l).
     or valid trust under State law.
 8. Sole proprietor account.                        The owner(4).

------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                           GIVE THE U.S. SOCIAL SECURITY NUMBER OF:
------------------------------------------------------------------------------------------------------
 9. A valid trust, estate, or pension trust.        The legal entity (do not furnish the identifying
                                                    number of the personal representative or trustee
                                                    unless the legal entity itself is not designated
                                                    in the account title)(5).
 10. Corporate account.                             The corporation.
 11. Religious, charitable or educational           The organization.
 organization account.
 12. Partnership accounting held in the name of     The partnership.
 the business.
 13. Association, club or other tax-exempt          The organization.
 organization.
 14. A broker or registered nominee.                The broker or nominee.
 15. Account with the Department of Agriculture in  The public entity.
 the name of a public entity (such as a State or
 local government, school district, or prison)
 that receives agricultural program payments.

---------------
(1)   List first and circle the name of the person whose number you furnish.
(2)   Circle the minor's name and furnish the minor's U.S. Social Security
      Number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's U.S. Social Security Number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your U.S. Social Security Number or Employer Identification Number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
             (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

------------------------------------------------------------
 OBTAINING A NUMBER:
 If you don't have a TIN or you don't know your number,
 obtain a Form SS-5, Application for a Social Security Card, or a Form SS-4, Application for Employer Identification
 Number, at the local office of the Social Security
 Administration and the Internal Revenue Service (IRS),
 respectively and apply for a number.
 PAYEES EXEMPT FROM BACKUP WITHHOLDING:
 Payees specifically exempted from backup withholding on ALL payments include the following:
   - An organization exempt from tax under section 501(a),
 or an individual retirement plan;
   - The United States or any agency or instrumentality
 thereof;
   - A State, the District of Columbia, a possession of the
     United States, or any subdivision or instrumentality
     thereof;
   - A foreign government, a political subdivision of a
     foreign government, or any agency or instrumentality
     thereof;
   - An international organization or any agency or
 instrumentality thereof;
 Other payees that may be exempt from backup withholding
 include:
   - A corporation;
   - A financial institution;
   - A registered dealer in securities or commodities
     required to register in the United States, the District
     of Columbia, or a possession of the U.S.;
   - A real estate investment trust;
   - A common trust fund operated by a bank under section
 584(a);
   - An entity registered at all times during the tax year
     under the Investment Company Act of 1940, as amended;
   - An exempt charitable remainder trust described in
     section 664, or a non-exempt trust described in section
     4947(a)(l);
   - A foreign central bank of issue;
   - A nominee or custodian; and
   - A registered futures commission merchant.
 PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY
 SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:
   - Payments to nonresident aliens subject to withholding
 under section 1441;
   - Payments to partnerships not engaged in a trade or
     business in the U.S. and which have at least one
     nonresident partner;
   - Payments of patronage dividends where the amount
 received is not paid in money; and
   - Payments made by certain foreign organizations.
 PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP
 WITHHOLDING INCLUDE THE FOLLOWING:
   - Payments of interest on obligations issued by
     individuals. Note: You may be subject to backup
     withholding if this interest is $600 or more and is
     paid in the course of the payer's trade or business and
     you have not provided your correct Taxpayer
     Identification Number to the payer;
   - Payments of tax-exempt interest (including exempt
 interest dividends under section 852);
   - Payments described in section 6049(b)(5) to
 non-resident aliens;
   - Payments on tax-free covenant bonds under section 1451;
 and
   - Payments made by certain foreign organizations.

 Exempt payees described above must still complete the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE FORM ENCLOSED HEREWITH WITH THE
 PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK
 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9, AND SIGN AND
 DATE THE FORM. Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A and the regulations issued throughout.

------------------------------------------------------------
PRIVACY ACT NOTICE:
 Section 6109 requires most recipients of dividend,
 interest, or other payments to give taxpayer identification numbers to payers who must file information returns with
 the IRS to report those payments. The IRS uses the numbers
 for identification purposes. Payers must be given the
 numbers whether or not recipients are required to file tax
 returns. Payers must generally withhold 30% of taxable
 interest, dividends, and certain other payments to a payee
 who does not furnish a Taxpayer Identification Number to a
 payer. Certain penalties may also apply.
 PENALTIES:
 (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION
     NUMBER--If you fail to furnish your correct Taxpayer
     Identification Number to a payer, you are subject to a
     penalty of $50 for each such failure which is due to
     reasonable cause and not to willful neglect.

 (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO
     WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

 (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certification or affirmations may subject you to criminal penalties including fines and/or imprisonment.
 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
 THE INTERNAL REVENUE SERVICE.

                 ---------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                           FOR SHARES OF COMMON STOCK
                                       OF

                              SCHULER HOMES, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This form, or one substantially equivalent hereto, must be used if certificates representing shares of Class A Common Stock or Class B Common Stock (the "Schuler Shares"), of Schuler Homes, Inc., a Delaware corporation, are not immediately available, or if time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on February 20, 2002. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Exchange Agent at the address and facsimile number set forth below by 5:00 p.m., New York City time, on February 20, 2002.

                                 The Exchange Agent is:
                         American Stock Transfer & Trust Company



           By Mail:               By Overnight Courier:               By Hand:
        59 Maiden Lane               59 Maiden Lane                59 Maiden Lane
   New York, New York 10038     New York, New York 10038      New York, New York 10038



                                By Facsimile Transmission
                                      (For Eligible
                                   Institutions Only):
                                     (718) 259-1144



                                   Confirm Receipt of
                                      Facsimile by
                                     Telephone Only:
                                     (718) 921-8380



                                  For Information Call:
                                     (877) 777-0800

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Election Form and Letter of Transmittal is required to be guaranteed under the instructions thereto, such signature guarantee must appear in the applicable space provided in Box 2 of the Election Form and Letter of Transmittal.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Election Form and Letter of Transmittal or an Agent's Message and certificates representing the Schuler Shares to the Exchange Agent within the time period specified herein. Failure to do so could result in a financial loss to the Eligible Institution.

Ladies and Gentlemen:

     The undersigned hereby surrenders that number of Schuler Shares, upon the terms and subject to the conditions of (1) the Joint Proxy Statement/Prospectus,
dated January   , 2002, related to the Merger (including all annexes and
schedules thereto), and as it may be amended and supplemented from time to time and (2) the related Election Form and Letter of Transmittal, receipt of which is hereby acknowledged.

Number of Shares:
                  --------------------------------------------------------------

Certificate No(s). (if available):
                                   ---------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ ] Check if securities will be surrendered by book-entry transfer

Name of Eligible Institution:

--------------------------------------------------------------------------------

Account No.:
             -------------------------------------------------------------------

Dated: ----------------------------------------------------------------- , 2002

Name(s) of Record Holder(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Address(es):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)

Daytime Area Code and Telephone No(s).:

--------------------------------------------------------------------------------

Signature(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated: ----------------------------------------------------------------- , 2002

               THE ELECTION AND GUARANTEE BELOW MUST BE COMPLETED

-------------------------------------------------------------------------------------------------------------------------------
                                                             BOX 1
                                                           ELECTION
-------------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES SURRENDERED AND ELECTION
-------------------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED                                CERTIFICATE(S) SURRENDERED
HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS                (PLEASE INDICATE WHETHER CLASS A COMMON STOCK OR
       NAME(S) APPEAR ON CERTIFICATE(S))                CLASS B COMMON STOCK, AND ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF BASE      NUMBER OF STOCK     NUMBER OF CASH
                                                                          MERGER          ELECTION SHARES     ELECTION SHARES
                                                    CERTIFICATE        CONSIDERATION        (SUBJECT TO         (SUBJECT TO
                                                     NUMBER(S)        ELECTION SHARES       PRORATION)          PRORATION)
                                                -------------------------------------------------------------------------------

                                                   ------------------------------------------------------------------------

                                                   ------------------------------------------------------------------------

                                                   ------------------------------------------------------------------------

                                                   ------------------------------------------------------------------------
                                                   TOTAL SHARES
-------------------------------------------------------------------------------------------------------------------------------

BOX 2                              GUARANTEE

--------------------------------------------------------------------------------

                    (Not to be used for signature guarantee)

     The undersigned, a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), (a) represents that the above named person(s) own(s) the Schuler Shares surrendered, and (b) guarantees delivery to the Exchange Agent, at one of its addresses set forth above, of certificates representing the Schuler Shares surrendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Schuler Shares into the Exchange Agent's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Election Form and Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other required documents, within three New York Stock Exchange trading days after the date of execution of this notice of guaranteed delivery.

Name of Firm:
                   -------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Authorized Signature)

Address:
         -----------------------------------------------------------------------
                                                                        Zip Code

Name:
      --------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Area Code and Tel. No.
                          ------------------------------------------------------

Date:
         ---------------------------------------------------------------- , 2002

NOTE: DO NOT SEND CERTIFICATES FOR SCHULER SHARES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. CERTIFICATES FOR SCHULER SHARES SHOULD BE SENT WITH YOUR ELECTION FORM AND LETTER OF TRANSMITTAL.